DEBT CONVERSION OPTION AGREEMENT

DATED as of  ___ day of __________________, 20____.

BETWEEN:	Online Disruptive Technologies, Inc. (the “Company”) 3120 S. Durango Dr. Suite 305, Las Vegas, Nevada 89117

AND:	_______________________________________ (the “Subscriber”)

__________________________________________(address of Subscriber)

WHEREAS:

A. The Subscriber is owed for accrued salary by the Company or by Savicell Diagnostics Ltd., an Israeli company which is majority owned by the Company (“Savicell”) the gross amount of USD$________________ (the “Subscription Debt Amount”) ;

B. The Company has agreed to permit the Subscriber to convert the Subscription Debt Amount into shares of the Company (the “Shares”) pursuant to the terms and conditions of this Agreement; and

C. The parties acknowledge that the Shares to be issued upon conversion of the Subscription Debt Amount will be restricted shares under Rule 144 and in some cases, further restricted under United States securities rules affecting the resale rights of “affiliates”.

NOW THEREFORE this Agreement witnesses that for and in consideration of the mutual covenants, agreements, representations and warranties in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1.	Right of Conversion

1.1 The parties hereby agree that during the Term (as defined below), the Subscriber may convert all or a portion of its Subscription Debt Amount into a number of Shares (the “Conversion Right”) at a conversion price of $0.055 per Share.

1.2 Subscriber may exercise the Conversion Right during the Term by providing notice to the Company in a form as provided by the Company and by delivering a notice of payment of such portion of its Subscription Debt Amount to the Company as the Subscriber wishes to convert, together with the applicable document filled in as set out in Section 2.  The Company will process the conversion notice and issue the Shares to the Subscriber within seven (7) days of receipt of the conversion notice. At the end of the Term, if the Subscription Debt Amount has not been converted to Shares, the Company will pay such amount in cash.

1.3 The “Term” is the earliest of

(a)	seven (7) years from the date of this Agreement;

(b)	the date the Subscriber demands in writing the Subscription Debt Amount in cash from the Company, respecting only that portion of the Subscription Debt Amount demanded by the Subscriber; and

(c)	the Early Termination Date (defined below).

1.4 At any time while the Company’s shares are listed on a United States stock exchange or quotation system (the “Exchange”), if the average volume over a period of 30 trading days on the Exchange totals 50,000 shares traded per day and the market capitalization of the Company’s closing trading price on each such trading day multiplied by the number of common shares of the Company totals a minimum of $40,000,000, the Company may provide notice to the Subscriber that the Subscriber’s Conversion Right will be terminated in ten (10) business days (the “Early Termination Date”). In the event that the Company delivers such notice to the Subscriber and the Subscriber does not exercise the Conversion Right in the 10 business days following delivery of such notice, the Conversion Right will have terminated on the Early Termination Date.

2.	Forbearance from demand.

2.1 The Subscriber agrees that in consideration of the grant of the Conversion Right by the Company, the Subscriber will not demand and will not be entitled to demand more than the following percentages of the Subscription Debt Amount prior to the following dates:

(a)	15% of the Subscription Debt Amount within six (6) months of the date of execution of this Agreement;

(b)
an additional 15% of the Subscription Debt Amount during each subsequent six (6) months of the date of execution of this Agreement (up to 30% during year 1, up to 60% during year 2, etc.), so that the entire Subscription Debt Amount may be demanded by the Subscriber by the thirty-seventh (37th) month after execution of this Agreement.

2.2 Notwithstanding clause 2.1, in the event that the Company declares or is petitioned into bankruptcy, or substantially all of the Company’s shares are purchased by a third party who is not currently an insider of the Company, the Subscriber may demand the entire Subscription Debt Amount immediately upon such event.

2.3 The Subscriber agrees that in further consideration of being granted the Conversion Right, the Subscriber waives his/her right under any applicable legislation which requires payment of employment compensation in cash or to be paid within a certain period of time; and further, the Subscriber will not report or make any complaint against the Company, Savicell or any of their officers, directors, employees or agents to any governmental or regulatory authority with respect to the non-payment of employee compensation as may be required by law or regulation. The Subscriber agrees to cooperate with the Company and Savicell to the full extent permitted by law in the event that any governmental or regulatory authority inquires or investigates the non-payment of compensation and will support the position of the Company and Savicell that its legal obligations are fully complied with and satisfactory to the Subscriber.

3.	Changes in Shares

3.1 Share Consolidation or Subdivision.  In the event that the Shares are at any time subdivided or consolidated, the number of Shares reserved for option and the price payable for any Shares that are then subject to option shall be adjusted accordingly.

3.2 Stock Dividend.  In the event that the Shares are at any time changed as a result of the declaration of a stock dividend thereon, the number of Shares reserved for option and the price payable for any Shares that are then subject to option may be adjusted by the Board to such extent as they deem proper in their absolute discretion.

3.3 Reorganization.  Subject to any required action by its shareholders, if the Company shall be a party to an reorganization, merger, dissolution or sale or lease of all or substantially all of its assets, whether or not the Company is the surviving entity, the option shall be adjusted so as to apply to the securities to which the holder of the number of shares of capital stock of the Company subject to the option would have been entitled by reason of such reorganization, merger or sale or lease of all or substantially all of its assets, provided however that the Company may satisfy any obligations to an optionee hereunder by paying to the said optionee in cash the difference between the exercise price of all unexercised options granted hereunder and the fair market value of the securities to which the optionee would be entitled upon exercise of all unexercised options, regardless of whether all conditions of exercise relating to continuous employment have been satisfied. Adjustments under this paragraph or any determinations as to the fair market value of any securities shall be made by the Board, or any committee thereof specifically designated by the Board to be responsible therefor, and any reasonable determination made by the said Board or committee thereof shall be binding and conclusive.

3.4 Rights Offering.  If at any time the Company grants to the holders of its capital stock rights to subscribe for and purchase pro rata additional securities of the Company or of any other corporation or entity, there shall be no adjustments made to the number of shares or other securities subject to the option in consequence thereof and the said stock option of the optionee shall remain unaffected.

4.	Documents Required from Subscriber

4.1 The Subscriber must complete, sign and return to the Issuer the following documents upon exercise of the Conversion Right:

(a)	If the Subscriber is a resident of Canada, the Canadian Investor Questionnaire (the “Canadian Questionnaire”) attached as Exhibit A;

(b)
if the Subscriber is a U.S. Purchaser (as defined in Exhibit B), the United States Accredited Investor Questionnaire (the “U.S. Questionnaire” and, together with the Canadian Questionnaire, the “Questionnaires”) attached as Exhibit B;

(c)	such other supporting documentation that the Issuer or the Issuer’s Counsel may request to establish the Subscriber’s exemption from registration requirements,

and the Subscriber acknowledges and agrees that the Company will not issue the Shares unless the Subscriber has provided all of such documents to the Company and Company has determined, acting reasonably, that such Shares may be legally issued to the Subscriber.

4.2 The Shares will also be referred to herein as the “Securities”.

5.	Subscription

5.1 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to issue the Securities, as duly issued and authorized, fully paid and non-assessable shares, and deliver the Securities, comprised of a duly and validly issued certificate representing the Securities to the Subscriber upon due exercise of the Conversion Right.

6.	Acknowledgements and Agreements of Subscriber

6.1 The Subscriber agrees and acknowledges that the Acknowledgements and Agreements of Subscriber must be true and accurate at the time of exercise of the Conversion Rights or the Participation Rights. The Subscriber acknowledges and agrees that:

(a)
none of the Securities have been or, except as contemplated herein, will be registered under the Securities Act of 1933, as amended (the “1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c)
the decision to execute this Agreement and acquire the Securities has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission (“SEC”) in compliance, or intended compliance, with applicable securities legislation;

(d)
the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(e)
the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(f)
all of the information which the Subscriber has provided to the Company is correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to this Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

(g)
the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement;

(h)
the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(i)
the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with any other applicable securities laws;

(j)
the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(k)
the Subscriber consents to the placement of a legend on any certificate or other document evidencing any of the Securities to the effect that such securities have not been registered under the 1933 Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement such legend:

(l)
the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to issue the Securities and, as a consequence of acquiring the Securities pursuant to such exemption certain protections, rights and remedies provided by the applicable securities legislation including statutory rights of rescission or damages, will not be available to the Subscriber;

(m)
the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(n)
neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities and no documents in connection with the sale of the Securities hereunder have been reviewed by the SEC or any state securities administrators;

(o)	there is no government or other insurance covering any of the Securities; and

(p)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

7.	Representations, Warranties and Covenants of the Subscriber

7.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Agreement;

(b)
it has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(c)
if the Subscriber is a resident of an International Jurisdiction (which is defined herein to mean a country other than Canada or the United States), the Subscriber on its own behalf and, if applicable on behalf of others for whom it is hereby acting represents that:

(i)
the Subscriber is knowledgeable of, or has been independently advised as to, the International Securities Laws (which is defined herein to mean, in respect of each and every offer or sale of Securities, any securities laws having application to the Purchaser and the purchase of the Securities other than the laws of Canada and the United States and all regulatory notices, orders, rules, regulations, policies and other instruments incidental thereto) which would apply to this subscription, if any;

(ii)
the Subscriber is purchasing the Securities pursuant to an applicable exemption from any prospectus, registration or similar requirements under the International Securities Laws of that International Jurisdiction, or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the International Securities Laws of the International Jurisdiction without the need to rely on exemptions;

(iii)
the subscription by the Subscriber does not contravene any of the International Securities Laws applicable to the Subscriber and the Issuer and does not give rise to any obligation of the Issuer to prepare and file a prospectus or similar document or to register the Securities or to be registered with any governmental or regulatory authority;

(iv)
the International Securities Laws do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(v)
the Securities are being acquired for investment purposes only and not with a view to resale and distribution, and the distribution of the Securities to the Subscriber by the Issuer complies with all International Securities Laws;

(d)
the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if the Subscriber is a corporate entity, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(e)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(f)	the Subscriber has received and carefully read this Agreement;

(g)	the Subscriber is acquiring the Securities as principal for investment only and not with a view to resale or distribution;

(h)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment;

(i)	the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors;

(j)
the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(k)
the Subscriber (i) is able to fend for itself; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) can afford the complete loss of such investment;

(l)
the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(m)
the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(n)
others will rely upon the truth and accuracy of the representations and warranties contained in this Section 7.1 and agrees that if such representations and warranties are no longer accurate or have been breached, the Subscriber shall immediately notify the Company; and

(o)
the Subscriber has provided to the Company, along with an executed copy of this Agreement:, and such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber’s qualification as a qualified investor.

7.2 In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

8.	Acknowledgement and Waiver

8.1 The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of publicly available information.

8.2 While the Company acknowledges the debt to the Subscriber totalling the Subscription Debt Amount, there is no guarantee that the Company will have sufficient funds on the Demand Date to pay the amount owing to the Subscriber.

9.	Resale Restrictions

9.1 The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee.  The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States.  None of the Securities may be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state and provincial securities laws or exemptions from such registration requirements are available.

10.	Legending and Registration of Subject Securities

10.1 The Subscriber hereby acknowledges that a legend will be placed on the certificates representing the Securities to the effect that the Securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

10.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

11.	Costs

11.1 Each party shall bear its own costs and expenses (including any fees and disbursements of any counsel retained by such party) relating to the issuance of the Securities and the other transactions contemplated by this Agreement.

12.	Governing Law

12.1 This Subscription Agreement is governed by the laws of the State of Nevada.

13.	Survival

13.1 This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

14.	Assignment

14.1 This Agreement is not transferable or assignable.

15.	Severability

15.1 The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

16.	Entire Agreement

16.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

17.	Notices

17.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Subscriber shall be directed to the address on the signature page of this Agreement and notices to the Company shall be directed to it at 3120 S. Durango Dr. Suite 305, Las Vegas, Nevada 89117.

18.	Counterparts and Electronic Means

18.1 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber has duly executed this Agreement as of the date of acceptance by the Company.

________________________________________________
(Name of Subscriber - Please type or print)

________________________________________________
(Signature and, if applicable, Office

________________________________________________
(Address of Subscriber)

________________________________________________
(City,  Postal Code of Subscriber)

________________________________________________
(Country of Subscriber)

________________________________________________
(Email Address)

________________________________________________
(Telephone Number)

DATED at Nevada, the _______ day of _________________, 201__.

ONLINE DISRUPTIVE TECHNOLOGIES, INC.

Per:           ___________________________________
                 Authorized Signatory

EXHIBIT A

CANADIAN INVESTOR QUESTIONNAIRE

(ALBERTA, BRITISH COLUMBIA, MANITOBA, NEWFOUNDLAND AND LABRADOR, NEW BRUNSWICK, NOVA SCOTIA, ONTARIO, PRINCE EDWARD ISLAND, QUEBEC, AND SASKATCHEWAN)

TO:           (the “Issuer”)
RE:           Purchase of Units (the “Units”) of the Issuer

Capitalized terms used in this Canadian Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit A is attached.

In connection with the purchase by the Subscriber (being the undersigned, or if the undersigned is purchasing the Units as agent on behalf of a disclosed beneficial Subscriber, such beneficial Subscriber, will be referred herein as the “Subscriber”) of the Units, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

(i)
is purchasing the Units as principal (or deemed principal under the terms of National Instrument 45-106 - Prospectus and Registration Exemptions adopted by the Canadian Securities Administrators (“NI 45-106”));

(ii)	(A)	is resident in or is subject to the laws of one of the following (check one):
o Alberta	oNew Brunswick	o Prince Edward Island
o British Columbia	o Nova Scotia	o Quebec
o Manitoba	o Ontario	o Saskatchewan
o Newfoundland and Labrador
o United States: _________________________ (List State of Residence)
or
(B)	o is resident in a country other than Canada or the United States; and
(iii)	has not been provided with any offering memorandum in connection with the purchase of the Units.
In connection with the purchase of the Units of the Issuer, the Subscriber hereby represents, warrants, covenants and certifies that the Subscriber meets one or more of the following criteria:
I. ALL SUBSCRIBERS PURCHASING UNDER THE “ACCREDITED INVESTOR” EXEMPTION
(a)
the Subscriber is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada, and the Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying the indicated criterion as set out in Appendix “A” to this certificate (YOU MUST ALSO INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE IN APPENDIX “A” ATTACHED TO THIS CERTIFICATE);

II.SUBSCRIBERS PURCHASING UNDER THE “FAMILY, FRIENDS AND BUSINESS ASSOCIATES” EXEMPTION OTHER THAN ONTARIO OR SASKATCHEWAN SUBSCRIBERS
(a)	the Subscriber is (please initial or place a check-mark on the appropriate line below):
	(i)	a director, executive officer or control person of the Issuer, or of an “affiliate” of the Issuer,
(ii)
 a spouse, parent, grandparent, brother, sister child or grandchild of _________________________________ (name of person) a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

(iii)
 a parent, grandparent, brother, sister, child or grandchild of the spouse of ___________________________________ (name of person) a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

(iv)
 a close personal friend (by reason of the fact that the Subscriber has directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) of ___________________________________ (name of person), a director, executive officer, founder or control person of the Issuer, or of an affiliate of the Issuer, and has been for __________________________ years,

(v)
 a close business associate (by reason of the fact that the Subscriber has had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of ___________________________________ (name of person), a director, executive officer, founder or control person of the Issuer, or of an affiliate of the Issuer, and has been for __________________________ years,

(vi)
 a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend (as described in subsection II(a)(iv)) or close business associate (as described in subsection II(a)(v)) of __________________________________ (name of person), a founder of the Issuer,

	(vii)	a parent, grandparent, brother, sister, child or grandchild of the spouse of __________________________________ (name of person), a founder of the Issuer,
	(viii)	a company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections II(a)(i) to II(a)(vii) above, or
	(ix)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in subsections II(a)(i) to II(a)(viii) above;

III.SASKATCHEWAN SUBSCRIBERS PURCHASING UNDER THE “FAMILY, FRIENDS AND BUSINESS ASSOCIATES - SASKATCHEWAN” EXEMPTION
(a)	the Subscriber is resident in the Province of Saskatchewan or is subject to the securities laws of the Province of Saskatchewan, the Subscriber has provided the Issuer with a signed risk acknowledgment form (to be provided by the Issuer on request), and the Subscriber is (please initial or place a check-mark on the appropriate line below):
(i)
 a close personal friend (as described in subsection II(a)(iv) above) of ____________________________________ (name of person), a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer, and has been for __________________________ years,

(ii)
 a close business associate (as described in subsection II(a)(v) above) of ____________________________________ (name of person), a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer, and has been for __________________________ years,

(iii)
 a close personal friend (as described in subsection II(a)(iv) above) or close business associate (as described in subsection II(a)(v) above) of ___________________________________ (name of person), a founder of the Issuer, and has been for __________________________ years,

(iv)
 a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections II(a)(i) to II(a)(vii) above, if the distribution is based in whole or in part on a close personal friendship (as described in subsection II(a)(iv) above) or a close business association (as described in subsection II(a)(v) above), or

(v)
 a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in subsections II(a)(i) to II(a)(vii) above, if the distribution is based in whole or in part on a close personal friendship (as described in subsection II(a)(iv) above) or a close business association (as described in subsection II(a)(v) above);

IV.ONTARIO SUBSCRIBERS PURCHASING UNDER THE “FOUNDER, CONTROL PERSON AND FAMILY” EXEMPTION
(1)	the Subscriber is resident in the Province of Ontario or is subject to the securities laws of the Province of Ontario, and the Subscriber is (please initial or place a check-mark on the appropriate line below):
	(i)	a founder of the Issuer,
	(ii)	an affiliate of ______________________________ (name of person) a founder of the Issuer,
	(iii)	a spouse, parent, brother, sister, grandparent, grandchild or child of _____________________________________ (name of person) a director, executive officer or founder of the Issuer, or
	(iv)	a person that is a control person of the Issuer; or

V. MINIMUM AMOUNT INVESTMENT
(a)	the Subscriber is purchasing the Units as principal for its own account and not for the benefit of any other person,
(b)	the Units have an acquisition cost to the Subscriber of not less than $150,000, payable in cash at the Closing, and the Subscriber was not created and is not being used solely to purchase or hold securities in reliance on the registration and prospectus exemptions provided under Section 2.10 of NI 45-106, it pre-existed the Offering and has a bona fide purpose other than investment in the Units.

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Securities.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Securities and that this Questionnaire is incorporated into and forms part of the Agreement.

The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth in the Agreement or in this Questionnaire which takes place prior to the Closing.

By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable laws.

DATED as of  ___ day of __________________, 20____.

____________________________________________________
Print Name of Subscriber (or person signing as agent of Subscriber)

____________________________________________________
By:
Signature

____________________________________________________
Print Name and Title of Authorized
Signatory (if Subscriber is not an individual)

APPENDIX “A”
TO CANADIAN INVESTOR QUESTIONNAIRE

Accredited Investors only: Please check the appropriate box and initial
______	(a)
a person (i.e. not an individual) registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

______	(b)	an individual (i.e. not a corporation) registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (a),
______	(c)
an individual (i.e. not a corporation) who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

______	(d)
an individual (i.e. not a corporation) whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

______	(e)	an individual (i.e. not a corporation) who, either alone or with a spouse, has net assets of at least $5,000,000,
______	(f)
a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (f),

______	(g)
an investment fund that distributes or has distributed its securities only to
(i)a person that is or was an accredited investor at the time of the distribution,
(ii)a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or
(iii)a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

______	(h)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

______	(i)
a trust company or trust company registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust company, as the case may be,

______	(j)
a person acting on behalf of a fully managed account managed by that person, if that person
(i)is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and
(ii)           in Ontario, is purchasing a security that is not a security of an investment fund,

______	(k)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

______	(l)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (a) in form and function,
______	(m)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

______	(n)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or
______	(o)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

Dated _____________________________, 20____.
X
Signature of individual (if Subscriber is an individual)
X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

EXHIBIT B

UNITED STATES ACCREDITED INVESTOR QUESTIONNAIRE

Capitalized terms used in this U.S. Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit B is attached.

This Questionnaire applies only to persons that are U.S. Purchasers.  A “U.S. Purchaser” is: (a) any U.S. Person, (b) any person purchasing the Units on behalf of any U.S. Person, (c) any person that receives or received an offer of the Units while in the United States, or (d) any person that is in the United States at the time the Subscriber’s buy order was made or this Agreement was executed or delivered.

The Subscriber understands and agrees that none of the Securities have been or will be registered under the 1933 Act, or applicable state, provincial or foreign securities laws, and the Securities are being offered and sold to the Subscriber in reliance upon the exemption provided in Section 4(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act for non-public offerings. The Securities are being offered and sold within the United States only to “accredited investors” as defined in Rule 501(a) of Regulation D.  The Securities offered hereby are not transferable except in accordance with the restrictions described herein.
The Subscriber represents, warrants, covenants and certifies (which representations, warranties, covenants and certifications will survive the Closing) to the Issuer (and acknowledges that the Issuer is relying thereon) that:

1.	it is not resident in Canada;
2.
it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

3.
the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

4.
it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

5.
it (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

6.
if the Subscriber is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________
a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000. For purposes of this category, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Units are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60 day period before the Closing Date for the purpose of investing in the Units,

___________
a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or

___________	a director or executive officer of the Issuer;
7.	if the Subscriber is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):
___________
an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000,

___________
a “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors,

___________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States),
___________
a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or

___________	an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 6 of this Questionnaire;
8.
it has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

9.	if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, unless:
(a)	the sale is to the Issuer,
(b)
the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations in which such sale is made;

(c)
the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws, or

(d)	the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and
(e)	it has, prior to such sale pursuant to subsection (c) or (d), furnished to the Issuer an opinion of counsel of recognized standing reasonably satisfactory to the Issuer, to such effect;
10.
it understands and acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Securities, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF [NAME OF ISSUER] (THE “ISSUER”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO SUCH EFFECT.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

11.
it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of the Securities. In particular, no determination has been made whether the Issuer will be a “passive Foreign investment company” (“PFIC”) within the meaning of Section 1291 of the United States Internal Revenue Code;

12.
it understands and agrees that the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards, which differ from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

13.
it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Questionnaire and the Agreement;

14.
it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), is a “U.S. Person” as such term is defined in Regulation S or was in the United States at the time the Securities were offered or the Agreement was executed;

15.	it understands that the Issuer has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder); and
16.	it understands and acknowledges that the Issuer is not obligated to remain a “foreign issuer”.

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.

Dated _____________________________, 20____.
X
Signature of individual (if Subscriber is an individual)
X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)